UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 22, 2003

ARENA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-31161	23-2908305
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6166 Nancy Ridge Drive, San Diego, California 92121
(Address of Principal Executive Offices) (Zip Code)

(858) 453-7200
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits.

(c)	Exhibits.

	99.1	Press release issued October 22, 2003, announcing financial results for the quarterly period ended September 30, 2003.

Item 12.  Results of Operations and Financial Condition.

On October 22, 2003, Arena Pharmaceuticals, Inc. issued a press release announcing its financial results for the quarterly period ended September 30, 2003.  A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2003	Arena Pharmaceuticals, Inc.,
a Delaware corporation

	By:	/s/ Jack Lief
Jack Lief
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued October 22, 2003, announcing financial results for the quarterly period ended September 30, 2003.